UNITED STATES BANKRUPTCY COURT DISTRICT OF NEW JERSEY In re: Chapter 11 WEWORK INC., et al., Case No. 23-19865 (JKS) Debtors.1 (Jointly Administered) GLOBAL NOTES AND STATEMENTS OF LIMITATIONS, METHODOLOGY, AND DISCLAIMERS REGARDING THE DEBTORS’ MONTHLY OPERATING REPORT On November 6, 2023 (the “Petition Date”), WeWork Inc. (“WeWork”) and 516 affiliate companies (such affiliate companies, each a “Debtor” and collectively with WeWork, the “Debtors”) filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of New Jersey (the “Court”). The Debtors are operating their businesses and managing their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. On November 8, 2023, the Court entered an order authorizing the joint administration of the cases pursuant to rule 1015(b) of the Federal Rules of Bankruptcy Procedure. See Docket No. 87. On November 16, 2023, the United States Trustee for the District of New Jersey (the “U.S. Trustee”) appointed an official committee of unsecured creditors pursuant to section 1102(a)(1) of the Bankruptcy Code (the “Committee”). See Docket No. 150. No request for the appointment of a trustee or examiner has been made in these chapter 11 cases. Pursuant to the relief granted in the Revised Order (I) Directing Joint Administration of Chapter 11 Cases and (II) Granting Related Relief [Docket No. 1116] (the “Joint Administration Order”), the Debtors are filing one monthly operating report on a consolidated basis; each monthly report will be docketed in the chapter 11 case of the lead debtor, WeWork Inc. On February 4, 2024, the Debtors filed the Joint Chapter 11 Plan of Reorganization of WeWork Inc. and its Debtor Subsidiaries [Docket No. 1290] (the “Plan”) and the Disclosure Statement Relating to the Joint Chapter 11 Plan of Reorganization of WeWork Inc. and its Debtor Subsidiaries [Docket No. 1291] (the “Disclosure Statement”). On February 17, 2024, the Debtors filed the Debtors’ Motion for Entry of an Order (I) Approving the Adequacy of the Disclosure Statement, (II) Approving the Solicitation and Voting Procedures with Respect to Confirmation of the Plan, (III) Approving the Forms of Ballots and Notices in Connection Therewith, (IV) Scheduling Certain Dates with Respect Thereto, and (V) Granting Related Relief [Docket No. 1397]. On February 24, 2024, the Debtors filed the Notice of Filing Revised Proposed Order (I) Approving the Adequacy of the Disclosure Statement, (II) Approving the Solicitation and Voting Procedures With Respect to Confirmation of the Plan, (III) Approving the Forms of Ballots and Notices in Connection Therewith, (IV) Scheduling Certain Dates With Respect Thereto, and (V) Granting Related Relief [Docket No. 1422]. 1 The last four digits of Debtor WeWork Inc.’s tax identification number are 4904. A complete list of each of the Debtors in these chapter 11 cases may be obtained on the website of the Debtors’ claims and noticing agent at https://dm.epiq11.com/WeWork. The location of Debtor WeWork Inc.’s principal place of business is 12 East 49th Street, 3rd Floor, New York, NY 10017; the Debtors’ service address in these chapter 11 cases is WeWork Inc. c/o Epiq Corporate Restructuring, LLC 10300 SW Allen Blvd. Beaverton, OR 97005. Case 23-19865-JKS Doc 1589 Filed 03/29/24 Entered 03/29/24 20:32:12 Desc Main Document Page 1 of 25 Exhibit 99.1

2 The following global notes and statements of limitations, methodology, and disclaimers should be referred to and referenced in connection with any review of this MOR (as defined below). 1. General Methodology. The Debtors are filing this consolidated monthly operating report (the “MOR”) for the period including February 1, 2024, through and including February 29, 2024 (the “Reporting Period”), solely for purposes of complying with the monthly reporting requirements applicable in the Debtors’ chapter 11 cases. This MOR is unaudited, has not been prepared in accordance with Generally Accepted Accounting Principles in the United States (“U.S. GAAP”), does not include all of the information and footnotes required by U.S. GAAP, and remains subject to future adjustments. The MOR is not intended to reconcile to any financial statements otherwise prepared or distributed by the Debtors. The MOR is in a format acceptable to the U.S. Trustee. The MOR should not be relied upon by any person for information relating to the current or future financial condition of the Debtors or their affiliates, the occurrence or non-occurrence of any event, or the performance of any of the Debtors or their affiliates, as the results of operations addressed herein are not necessarily indicative of results that may be expected from any other period or for the full year and may not reflect the combined results of the Debtors’ operations, the Debtors’ financial position, or the Debtors’ schedule of receipts and disbursements in the future. The preparation of this MOR required the Debtors to make commercially reasonable estimates and assumptions with respect to the reported amounts of assets and liabilities at month end and the reported amounts of revenues and expenses during the applicable reporting periods. Actual results could differ materially from such estimates. 2. Basis of Presentation. In preparing the MOR, the Debtors relied on financial information from the books and records available to them at the time of such preparation. The financial information contained herein is derived from the Debtors’ books and records without, among other things, all adjustments or reclassifications that may be necessary or typical for consolidated financial statements or to accord with U.S. GAAP. As a result, all information contained herein is subject to changes, which could be material. Although the Debtors made commercially reasonable efforts to ensure the material accuracy and completeness of this MOR and because the Debtors’ accounting systems were developed to produce consolidated financial statements by business unit rather than financial statements by legal entity, it is possible that not all assets, liabilities, income, or expenses have been attributed to the correct legal entity. The information contained in this MOR has not been subjected to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP or any other recognized financial reporting framework. If such procedures were applied, the Debtors believe that the financial information presented in this MOR could be subject to material change. For the reasons discussed above, there can be no assurance that the financial information presented herein is complete, and readers are strongly cautioned not to place undue reliance on this MOR. 3. Reporting Period. Unless otherwise noted herein, this MOR generally reflects the Debtors’ books and records for the applicable Reporting Period. Unless otherwise noted herein, no adjustments have been made for activity occurring after the close of the Reporting Period. 4. Consolidated Entity Accounts Payable and Disbursement Systems. Receivables and payables among the Debtors and their non-Debtor affiliates are reported per the Debtors’ unaudited books and records. As described more fully in the Debtors’ Motion for Entry of Interim and Final Orders (I) Authorizing the Debtors to (A) Continue Using the Cash Management System, (B) Honor Certain Prepetition Obligations Related Thereto, and (C) Maintain Existing Debtor Bank Accounts, Business Forms, and Books and Records; (II) Authorizing the Debtors to Continue to Perform Intercompany Transactions; (III) Waiving Certain U.S. Trustee Requirements; and (IV) Granting Related Relief [Docket No. 20], the Debtors utilize an integrated, centralized cash management system in the Case 23-19865-JKS Doc 1589 Filed 03/29/24 Entered 03/29/24 20:32:12 Desc Main Document Page 2 of 25

3 ordinary course of business to collect, concentrate, and disburse funds generated from their operations (the “Cash Management System”). Cash is being received and disbursed by the Debtors during these chapter 11 cases in a manner consistent with the Debtors’ historical cash management practices. 5. Accuracy. The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring claims against or interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors and their advisors are not liable for and undertake no responsibility (i) to indicate variations from state, federal, or other securities laws or (ii) for any evaluations of the Debtors, including of their financial condition, based on the information provided in this MOR or any other information. 6. Debtor in Possession Financing. On December 19, 2023, following entry of an order by the Court [Docket No. 427] (the “DIP Order”) approving the Debtors’ Motion for Entry of an Order (I) Authorizing the Debtors to Obtain Postpetition Financing, (II) Granting Liens and Providing Claims with Superpriority Administrative Expense Status, (III) Modifying the Automatic Stay, and (IV) Granting Related Relief [Docket No. 186], WeWork Companies U.S. LLC (the “Borrower”) and certain other Debtors entered into a senior secured, first priority debtor-in-possession “last out” term loan C facility in an aggregate principal amount of $671 million (the “Term Loans” and such facility, the “Junior TLC Facility”) and a senior secured, first priority, cash collateralized debtor-in-possession “first out” letter of credit facility in an aggregate principal amount, plus any reimbursed drawings thereunder, not to exceed, in the case of Goldman Sachs International Bank (“Goldman Sachs”), $370.0 million and, in the case of JPMorgan Chase Bank, N.A. (“JPMorgan”), $280.0 million at any time outstanding (the “Senior LC Facility” and together with the Junior TLC Facility, the “DIP Facilities”), pursuant to a senior secured debtor-in-possession credit agreement (the “DIP Credit Agreement”), by and among the Borrower, Goldman Sachs, and JPMorgan, each as an Issuing Bank, Softbank Vision Fund II-2 L.P. (“SVF II”), as the Junior TLC Facility Lender, Goldman Sachs, as Senior LC Facility Administrative Agent, Shared Collateral Agent, and an additional collateral agent, JPMorgan, as an additional collateral agent, and SVF II as the Junior TLC Facility Administrative Agent. Pursuant to the DIP Order, and in accordance with the terms of the DIP Credit Agreement, the Debtors are authorized to issue, maintain, roll, replace, reissue, amend, extend, renew, or otherwise continue letters of credit that support their obligations with respect to the Debtors’ leases around the world. The proceeds from the term loan facility shall be deposited into certain LC Cash Collateral Accounts (as defined in the DIP Credit Agreement) and serve as cash collateral in support of the Letters of Credit. Please refer to the DIP Order for additional details. 7. Payment of Prepetition Claims Pursuant to First Day Orders. Following the Petition Date, the Court entered various orders authorizing, but not directing, the Debtors to, among other things, pay certain prepetition: (i) service fees and charges assessed by the Debtors’ banks; (ii) insurance and surety obligations; (iii) employee wages, salaries, and related items (including, but not limited to, employee benefit programs and supplemental workforce obligations); (iv) taxes and assessments; (v) customer program obligations; and (vi) critical vendor obligations (collectively, the “First Day Orders”). To the extent any payments were made during the Reporting Period on account of prepetition claims pursuant to the authority granted to the Debtors by the Court under the First Day Orders, such payments have been included in this MOR (subject to the notes and statements and limitations provided herein). Case 23-19865-JKS Doc 1589 Filed 03/29/24 Entered 03/29/24 20:32:12 Desc Main Document Page 3 of 25

4 8. Reservation of Rights. The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 cases. 9. Insiders. Information regarding the individuals listed as “insiders” in this MOR have been included for informational purposes only. The Debtors do not take any position with respect to, and reserve all rights with respect to: (i) such person’s influence over or control of the Debtors, (ii) the management responsibilities or functions of such individual, (iii) the decision-making or corporate authority of such individual, or (iv) whether such individual could successfully argue that he or she is not an “insider” under applicable law, including any state, federal, or other securities law, or with respect to any theories of liability or for any other purpose. 10. Currency. All amounts shown in the MOR are in United States dollars unless otherwise stated. 11. MOR Information Requests. The Debtors and/or their advisors are managing an email address to which parties may send requests for additional information from the Debtors regarding the information contained in this and all other MORs. For any such requests, please send an email to WeWorkMOR@epiqglobal.com. 12. Specific MOR Disclosures. Notes to Part 1: Cash Receipts and Disbursements • Figures include cash as reported in the Debtors’ bank statements. Reconciliation differences will exist between bank statement balances and balance sheet cash balances due to ordinary course timing differences between payment execution in the Debtors’ financial system and disbursement of funds from Debtor bank accounts. • Item (b): Net intercompany transfers to/from Debtor bank accounts are included in the total receipts figure (i.e., item (b)). Notes to Part 2: Asset and Liability Status • See “Basis of Presentation” notes above regarding certain adjustments or reclassifications applied at a consolidated level. • Intercompany eliminations between the Debtor entities are reflected on the Debtors’ consolidated balance sheet and income statement. Intercompany eliminations between Debtor and non-Debtor affiliates are not reflected. • This MOR has not been subject to certain quarterly or annual adjustment procedures, including but not limited to income tax provision and impairment assessment procedures. The information presented herein may materially differ if such procedures were applied. • Item (a): Accounts receivable, net of allowance (i.e., item (a)) reflects the Debtors’ trade accounts receivable, net of the allowance for doubtful accounts. This figure will not conform to “Accounts receivable and accrued revenue, net of allowance” as reported on the Debtors’ balance sheet as the line item also includes non-trade accounts receivable and accrued revenue. • Item (b): Accounts receivable over 90 days outstanding (i.e., item (b)) reflects the 92+ days aged category in the aging attachment. The amount is presented gross, as the Debtors’ estimated allowance for doubtful accounts is not designed to be allocated across each aging bucket. • Because the Debtors’ existing recording systems were not designed to distinguish between pre- and postpetition liabilities, the Debtors have commenced a process to distinguish between pre- and post-petition liabilities, the results of which are reflected in this MOR. As the Debtors Case 23-19865-JKS Doc 1589 Filed 03/29/24 Entered 03/29/24 20:32:12 Desc Main Document Page 4 of 25

5 continue this process and additional information becomes available, the allocation of liabilities between prepetition and postpetition periods may change. • Items (k–m): Prepetition liabilities (i.e., items (k), (l), and (m)) reflect liabilities included in “Liabilities subject to compromise” on the Debtors’ balance sheet as well as other prepetition liabilities that may be uncompromised pursuant to the relief granted via the First Day Orders. The Debtors’ inclusion or exclusion of any amounts in the presentation of “Liabilities subject to compromise” in the Balance Sheet is done solely to enable the debtors to expeditiously prepare this MOR pursuant to the Debtors’ reporting obligations and does not indicate a view, of the Debtors or of any other person, as to whether and to what extent the respective liabilities may be impaired. Notes to Part 4: Income Statement • See “Basis of Presentation” notes above regarding certain adjustments or reclassifications applied at a consolidated level. • Intercompany eliminations between Debtor entities are reflected on the Debtors’ consolidated balance sheet and income statement. Intercompany eliminations between Debtor and non-Debtor affiliates are not reflected. • This MOR has not been subject to certain quarterly or annual adjustment procedures, including but not limited to income tax provision and impairment assessment procedures. The information presented herein may materially differ if such procedures were applied. • Item (b): “Location operating expenses” on the Debtors’ balance sheet is classified as a cost of goods sold (i.e., item (b)). Location operating expenses include the day-to-day costs of operating an open location and exclude pre-opening costs, depreciation and amortization, and general sales and marketing. • Item (e): Selling expenses are reported together with general and administrative expenses (i.e., item (e)); the Company does not maintain selling expenses as a separate financial reporting line item. • Item (f): Other expenses (i.e., item (f)) include pre-opening location expenses, impairment expense/(gain on sale), restructuring and other related (gains) costs, intercompany expenses, foreign currency gain (loss), intercompany interest income, intercompany interest expense, and other income (expenses), net. Notes to Part 5: Professional Fees and Expenses • Payments to professionals are made pursuant to various orders of the Court, including the Administrative Fee Order Establishing Procedures for the Allowance and Payment of Interim Compensation and Reimbursement of Expenses of Professionals Retained by Order of this Court [Docket No. 340] and the Order Authorizing Employment and Payment of Professionals Utilized in the Ordinary Course of Business [Docket No. 342]. • In January 2024, due to a clerical error, the Debtors’ counsel Cole Schotz P.C. received payment for 100 percent of fees and 100 percent of expenses not subject to an objection for their November fee application, as opposed to the 80 percent of fees and 100 percent of expenses that were approved for payment by the Court. In February 2024, the overpayment was applied as a credit towards their December fee application. • Item (c): Part 5(c) provides the total of professional fees and expenses paid presented in Part 5(a) and Part 5(b), as well as professional fees and expenses paid for professionals employed by any official committee appointed by the U.S. Trustee. Case 23-19865-JKS Doc 1589 Filed 03/29/24 Entered 03/29/24 20:32:12 Desc Main Document Page 5 of 25

6 Notes to Part 6: Postpetition Taxes • In the ordinary course of business, the Debtors collect, withhold, and incur income taxes, franchise taxes, sales and use taxes, personal property taxes, commercial rent taxes, foreign taxes, and other governmental and regulatory taxes, penalties, interests, assessments, and fees. Notes to Part 7: Questionnaire • Item (a): Pursuant to the relief granted pursuant to the Debtors’ various First Day Orders, the Debtors have made payments on account of prepetition debts as they come due in the ordinary course of business. Where applicable, details of these payments have been delivered to the required notice parties pursuant to the reporting requirements set forth in the First Day Orders. • Item (g): Please refer to the “Debtor in Possession Financing” notes above regarding approved postpetition financing. Case 23-19865-JKS Doc 1589 Filed 03/29/24 Entered 03/29/24 20:32:12 Desc Main Document Page 6 of 25

UST Form 11-MOR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OF New Jersey In Re. WeWork Inc. Debtor(s) § § § § Case No. 23-19865 Lead Case No. 23-19865 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 02/29/2024 Petition Date: 11/06/2023 Months Pending: 4 Industry Classification: 5 3 1 1 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 1,336 Debtor's Full-Time Employees (as of date of order for relief): 1,393 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ Michael D. Sirota 03/29/2024 Michael D. Sirota Court Plaza North, 25 Main Street, Hackensack, New Jersey 07601 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Case 23-19865-JKS Doc 1589 Filed 03/29/24 Entered 03/29/24 20:32:12 Desc Main Document Page 7 of 25

UST Form 11-MOR (12/01/2021) 2 Debtor's Name WeWork Inc. Case No. 23-19865 Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month $113,322,221 b. Total receipts (net of transfers between accounts) $99,118,655 $326,166,166 c. Total disbursements (net of transfers between accounts) $122,843,549 $404,722,487 d. Cash balance end of month (a+b-c) $89,597,327 e. Disbursements made by third party for the benefit of the estate $0 $0 f. Total disbursements for quarterly fee calculation (c+e) $122,843,549 $404,722,487 Part 2: Asset and Liability Status Current Month (Not generally applicable to Individual Debtors. See Instructions.) a. Accounts receivable (total net of allowance) $28,216,224 b. Accounts receivable over 90 days outstanding (net of allowance) $13,243,590 c. Inventory ( (attach explanation))Book Market Other $0 d Total current assets $894,833,067 e. Total assets $10,487,583,436 f. Postpetition payables (excluding taxes) $4,473,968,232 g. Postpetition payables past due (excluding taxes) $9,171,691 h. Postpetition taxes payable $7,598,949 i. Postpetition taxes past due $0 j. Total postpetition debt (f+h) $4,481,567,181 k. Prepetition secured debt $4,069,556,462 l. Prepetition priority debt $0 m. Prepetition unsecured debt $1,040,299,124 n. Total liabilities (debt) (j+k+l+m) $9,591,422,767 o. Ending equity/net worth (e-n) $896,160,669 Part 3: Assets Sold or Transferred Current Month Cumulative a. Total cash sales price for assets sold/transferred outside the ordinary course of business $0 $0 b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 $0 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $0 $0 Part 4: Income Statement (Statement of Operations) Current Month Cumulative (Not generally applicable to Individual Debtors. See Instructions.) a. Gross income/sales (net of returns and allowances) $83,817,511 b. Cost of goods sold (inclusive of depreciation, if applicable) $84,843,901 c. Gross profit (a-b) $-1,026,390 d. Selling expenses $0 e. General and administrative expenses $24,397,431 f. Other expenses $77,658,622 g. Depreciation and/or amortization (not included in 4b) $18,947,604 h. Interest $5,694,045 i. Taxes (local, state, and federal) $0 j. Reorganization items $-5,659,000 k. Profit (loss) $-122,065,093 $248,504,771 Case 23-19865-JKS Doc 1589 Filed 03/29/24 Entered 03/29/24 20:32:12 Desc Main Document Page 8 of 25

UST Form 11-MOR (12/01/2021) 3 Debtor's Name WeWork Inc. Case No. 23-19865 Part 5: Professional Fees and Expenses Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative a. Debtor's professional fees & expenses (bankruptcy) Aggregate Total $4,205,589 $14,136,570 $7,165,190 $14,136,570 Itemized Breakdown by Firm Firm Name Role i Alvarez & Marsal North Ameri Financial Professional $3,064,993 $6,072,511 $6,072,511 $6,072,511 ii Cole Schotz P.C. Local Counsel $149,158 $343,234 $101,241 $343,234 iii Epiq Corporate Restructuring L Other $0 $245,702 $0 $245,702 iv Kirkland & Ellis LLP Lead Counsel $0 $5,419,966 $0 $5,419,966 v Munger, Tolles & Olson LLP Special Counsel $520,090 $1,104,495 $520,090 $1,104,495 vi Province, LLC Financial Professional $471,348 $950,662 $471,348 $950,662 vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi Case 23-19865-JKS Doc 1589 Filed 03/29/24 Entered 03/29/24 20:32:12 Desc Main Document Page 9 of 25

UST Form 11-MOR (12/01/2021) 4 Debtor's Name WeWork Inc. Case No. 23-19865 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii Case 23-19865-JKS Doc 1589 Filed 03/29/24 Entered 03/29/24 20:32:12 Desc Main Document Page 10 of 25

UST Form 11-MOR (12/01/2021) 5 Debtor's Name WeWork Inc. Case No. 23-19865 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total $272,141 $272,269 $272,141 $272,269 Itemized Breakdown by Firm Firm Name Role i Axiom Global, Inc. Other $3,599 $3,599 $3,599 $3,599 ii Beijing Lexfield Law Offices Other $1,699 $1,827 $1,699 $1,827 iii Blake, Cassels & Graydon LLP Other $3,690 $3,690 $3,690 $3,690 iv Buchanan Ingersoll & Rooney, Other $13,765 $13,765 $13,765 $13,765 v Clintons Other $3,447 $3,447 $3,447 $3,447 vi Debevoise & Plimpton LLP Other $4,782 $4,782 $4,782 $4,782 vii Fross Zelnick Lehrman & Zissu Other $162,263 $162,263 $162,263 $162,263 viii Gun Danismanlik Hizmetleri Lt Other $873 $873 $873 $873 ix Herrick, Feinstein LLP Other $462 $462 $462 $462 x Karavas Kiely Schloss & WhitmOther $375 $375 $375 $375 xi Mannheimer Swartling Advoka Other $9,352 $9,352 $9,352 $9,352 xii Matheson LLP Other $1,726 $1,726 $1,726 $1,726 xiii Molinari Agostinelli Other $41,881 $41,881 $41,881 $41,881 xiv Morgan Lewis & Bockius LLP Other $1,382 $1,382 $1,382 $1,382 Case 23-19865-JKS Doc 1589 Filed 03/29/24 Entered 03/29/24 20:32:12 Desc Main Document Page 11 of 25

UST Form 11-MOR (12/01/2021) 6 Debtor's Name WeWork Inc. Case No. 23-19865 xv Pryor Cashman LLP Other $14,115 $14,115 $14,115 $14,115 xvi Saba & Co. Intellectual PropertyOther $1,650 $1,650 $1,650 $1,650 xvii Smart & Biggar LLP Other $813 $813 $813 $813 xviii Spheriens Other $741 $741 $741 $741 xix Thompson Hine LLP Other $5,528 $5,528 $5,528 $5,528 xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi Case 23-19865-JKS Doc 1589 Filed 03/29/24 Entered 03/29/24 20:32:12 Desc Main Document Page 12 of 25

UST Form 11-MOR (12/01/2021) 7 Debtor's Name WeWork Inc. Case No. 23-19865 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii Case 23-19865-JKS Doc 1589 Filed 03/29/24 Entered 03/29/24 20:32:12 Desc Main Document Page 13 of 25

UST Form 11-MOR (12/01/2021) 8 Debtor's Name WeWork Inc. Case No. 23-19865 xcix c c. All professional fees and expenses (debtor & committees) $7,580,725 $17,511,835 $10,540,326 $17,511,835 Part 6: Postpetition Taxes Current Month Cumulative a. Postpetition income taxes accrued (local, state, and federal) $0 $0 b. Postpetition income taxes paid (local, state, and federal) $8,587 $20,492 c. Postpetition employer payroll taxes accrued $5,271,758 $25,606,742 d. Postpetition employer payroll taxes paid $4,795,265 $19,775,555 e. Postpetition property taxes paid $13,132 $784,529 f. Postpetition other taxes accrued (local, state, and federal) $1,876,509 $7,606,711 g. Postpetition other taxes paid (local, state, and federal) $924,334 $5,033,928 Part 7: Questionnaire - During this reporting period: a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes No b. Yes NoWere any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) c. Yes NoWere any payments made to or on behalf of insiders? d. Yes NoAre you current on postpetition tax return filings? e. Yes NoAre you current on postpetition estimated tax payments? f. Were all trust fund taxes remitted on a current basis? Yes No g. Yes NoWas there any postpetition borrowing, other than trade credit? (if yes, see Instructions) h. Were all payments made to or on behalf of professionals approved by the court? Yes No N/A i. Do you have: Worker's compensation insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Casualty/property insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) General liability insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? Yes No k. Has a disclosure statement been filed with the court? Yes No l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes No Case 23-19865-JKS Doc 1589 Filed 03/29/24 Entered 03/29/24 20:32:12 Desc Main Document Page 14 of 25

UST Form 11-MOR (12/01/2021) 9 Debtor's Name WeWork Inc. Case No. 23-19865 Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0 e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0 j. Difference between total income and total expenses (d-i) $0 k. List the total amount of all postpetition debts that are past due $0 l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)? Yes No m. Yes No N/AIf yes, have you made all Domestic Support Obligation payments? Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ Kurt Wehner Signature of Responsible Party Chief Financial Officer Printed Name of Responsible Party 03/29/2024 DateTitle Kurt Wehner Case 23-19865-JKS Doc 1589 Filed 03/29/24 Entered 03/29/24 20:32:12 Desc Main Document Page 15 of 25

UST Form 11-MOR (12/01/2021) 10 Debtor's Name WeWork Inc. Case No. 23-19865 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo Case 23-19865-JKS Doc 1589 Filed 03/29/24 Entered 03/29/24 20:32:12 Desc Main Document Page 16 of 25

UST Form 11-MOR (12/01/2021) 11 Debtor's Name WeWork Inc. Case No. 23-19865 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 Case 23-19865-JKS Doc 1589 Filed 03/29/24 Entered 03/29/24 20:32:12 Desc Main Document Page 17 of 25

UST Form 11-MOR (12/01/2021) 12 Debtor's Name WeWork Inc. Case No. 23-19865 PageFour PageThree Case 23-19865-JKS Doc 1589 Filed 03/29/24 Entered 03/29/24 20:32:12 Desc Main Document Page 18 of 25

Exhibit - 1 In re: WeWork Inc., et al. Case No.: 23-19865 ($ in 000s) Reporting Period: 2/1/2024 - 2/29/2024 Cash Receipts and Disbursements Combined Debtors Total Beginning bank cash balance 113,322$ Total receipts 110,369 Total disbursements (122,844) Net intercompany transfers (11,250) Ending bank cash balance 89,597$ Notes: In prior MORs certain receipts were classified as net intercompany transfers instead of receipts. As a result, the current month cash receipts reflect a one-time reclassification of approximately $13 million from Net intercompany transfers to Total receipts, which are presented net in the Total receipts in Part 1 (b). The Net intercompany transfers of ($11) million represents $2 million of intercompany transfers from non-debtors and ($13) million of a one-time reclassification of Total receipts, resulting in cumulative net intercompany transfers of $8 million.This reclassification had no impact on net disbursements, the cash balance at the beginning of the month, or the cash balance at the end of the month. Case 23-19865-JKS Doc 1589 Filed 03/29/24 Entered 03/29/24 20:32:12 Desc Main Document Page 19 of 25

Exhibit - 2 In re: WeWork Inc., et al. Case No.: 23-19865 ($ in 000s) Reporting Period: 2/1/2024 - 2/29/2024 Balance Sheet Combined Debtors Total Assets Current assets: Cash and cash equivalents 94,143$ Accounts receivable and accrued revenue, net of allowance 48,101 Prepaid expenses 76,377 Other current assets 9,653 Intercompany receivables 666,559 Total current assets 894,833 Property and equipment, net 1,453,228 Lease right-of-use assets, net 2,319,855 Restricted cash 639,911 Equity method and other investments 4,803 Goodwill 608,950 Intangible assets, net 44,102 Other assets 43,521 Intercompany loan receivables 1,817,464 Investment in subsidiaries 2,660,916 Total assets 10,487,583$ Liabilities Current liabilities: Accounts payable and accrued expenses 132,910 Members’ service retainers 115,557 Current lease obligations 163,029 Deferred revenue 64,265 Other current liabilities 7,421 Intercompany payables 23,883 Total current liabilities 507,065 Liabilities subject to compromise 4,992,559 Long-term lease obligations 4,050,056 Other liabilities 41,494 Intercompany loan payable, long term 249 Total liabilities 9,591,423 Equity 851,649 Capital contributions 44,511 Total liabilities and equity 10,487,583$ Case 23-19865-JKS Doc 1589 Filed 03/29/24 Entered 03/29/24 20:32:12 Desc Main Document Page 20 of 25

Exhibit - 3 In re: WeWork Inc., et al. Case No.: 23-19865 ($ in 000s) Reporting Period: 2/1/2024 - 2/29/2024 Income Statement Combined Debtors Total Revenue: Membership and service revenue 82,998$ Other revenue 780 Intercompany revenue 40 Total revenue 83,818 Expenses: Location operating expenses‒cost of revenue (exclusive of depreciation and amortization shown separately below) 84,844 Pre-opening location expenses 1 Selling, general and administrative expenses 24,397 Impairment expense/(gain on sale) 59,219 Restructuring and other related (gains) costs 2,923 Intercompany expense 7,484 Depreciation and amortization 18,948 Total expenses 197,817 Loss from operations (113,999) Interest and other (expense) income: Interest expense (5,694) Foreign currency gain (loss) (8,226) Intercompany interest income - Intercompany interest expense - Other income (expenses), net 195 Reorganization items, net 5,659 Total interest and other (expense) income (8,066) Pre-tax income (loss) (122,065) Income tax benefit (provision) - Net income (loss) (122,065)$ Case 23-19865-JKS Doc 1589 Filed 03/29/24 Entered 03/29/24 20:32:12 Desc Main Document Page 21 of 25

Exhibit - 4 In re: WeWork Inc., et al. Case No.: 23-19865 ($ in 000s) Reporting Period: 2/1/2024 - 2/29/2024 Accounts Receivable Aging Allowance Days Past Due for Doubtful Current - 31 32 - 61 62 - 91 92+ Gross AR Accounts Net AR Trade AR $ 12,239 $ 3,809 $ 1,852 $ 13,244 $ 31,144 ($ 2,928) $ 28,216 Case 23-19865-JKS Doc 1589 Filed 03/29/24 Entered 03/29/24 20:32:12 Desc Main Document Page 22 of 25

Exhibit - 5 In re: WeWork Inc., et al. Case No.: 23-19865 ($ in 000s) Reporting Period: 2/1/2024 - 2/29/2024 Postpetition Liabilities Aging Day Past Due Current 1 - 30 31 - 60 61 - 90 91+ Total Accounts payable and accrued expenses 118,047 3,933 3,017 2,222 - 127,218 Members’ service retainers 14,924 - - - - 14,924 Current lease obligations 163,029 - - - - 163,029 Deferred revenue 64,265 - - - - 64,265 Other current liabilities 466 - - - - 466 Intercompany payables 23,883 - - - - 23,883 Long-term lease obligations 4,050,056 - - - - 4,050,056 Other liabilities 37,476 - - - - 37,476 Intercompany loan payable, long term 249 - - - - 249 Total postpetition liabilities 4,472,395 3,933 3,017 2,222 - 4,481,567 Case 23-19865-JKS Doc 1589 Filed 03/29/24 Entered 03/29/24 20:32:12 Desc Main Document Page 23 of 25

Exhibit - 6 In re: WeWork Inc., et al. Case No.: 23-19865 ($ in 000s) Reporting Period: 2/1/2024 - 2/29/2024 Payments to Insiders Case No. Entity Recipient Total Payments 23-20318 We Work Management LLC Officer #1 340$ 23-20318 We Work Management LLC Officer #2 71 23-20318 We Work Management LLC Officer #3 71 23-20318 We Work Management LLC Officer #4 70 23-20318 We Work Management LLC Officer #5 64 23-20318 We Work Management LLC Officer #6 59 23-20318 We Work Management LLC Officer #7 58 23-20318 We Work Management LLC Officer Family Member #1 13 23-19865 WeWork Inc. Director #1 49 23-19865 WeWork Inc. Director #2 45 23-19865 WeWork Inc. Director #3 44 23-19865 WeWork Inc. Director #4 42 23-19865 WeWork Inc. Director #5 24 23-19865 WeWork Inc. Director #6 24 Total 973$ Notes: Payments to insiders include ordinary course salaries and benefits for officers and employees who are relatives of officers, board compensation, and expense reimbursements. Case 23-19865-JKS Doc 1589 Filed 03/29/24 Entered 03/29/24 20:32:12 Desc Main Document Page 24 of 25

Exhibit - 7 In re: WeWork Inc., et al. Case No.: 23-19865 Reporting Period: 2/1/2024 - 2/29/2024 Certification Regarding Postpetition Taxes I, Kurt Wehner, as Chief Financial Officer of WeWork Inc., the Debtor(s) and Debtor(s) in Possession, affirm that to the best of my knowledge all postpetition taxes, as described in item 4 of the Operating Guidelines for Chapter 11 Cases, are current. /s/ Kurt Wehner 3/29/2024________________________________ _____________________________ Signature of Authorized Individual Date Case 23-19865-JKS Doc 1589 Filed 03/29/24 Entered 03/29/24 20:32:12 Desc Main Document Page 25 of 25